UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EXTENDED SYSTEMS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Filed by Extended Systems Incorporated Pursuant to

Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Extended Systems Incorporated

Commission File No.: 000-23597

The following email message was distributed by Automatic Data Processing, Inc for Innisfree M&A Incorporated, Proxy Solicitor for Extended Systems Incorporated, on October 20, 2005 to Extended Systems Incorporated’s stockholders who were previously emailed proxy materials, in connection with the merger and other transactions contemplated by the Agreement and Plan of Merger, dated July 28, 2005, by and among Sybase, Inc., Ernst Acquisition Corporation and Extended Systems Incorporated.

October 20, 2005

Dear Stockholder:

The upcoming Special Meeting of Stockholders of Extended Systems Incorporated (the “Company”) scheduled for October 25, 2005 is only a few days away. The purpose of the meeting is to consider and vote on the proposed merger of a wholly owned subsidiary of Sybase, Inc. with and into Extended Systems Incorporated.

If stockholders approve the proposed merger, each stockholder will be entitled to receive $4.460847 in cash, without interest, for each share of Extended Systems common stock s/he owns.

This is a reminder to you that if you have not yet voted your proxy, please do so as soon as possible.  Your vote is important to us, and we want to be sure it is received in time to be counted. Please follow the enclosed instructions to vote on-line or through a toll-free telephone call.

In order to be approved, the merger requires the affirmative vote by the holders of at least a majority of all outstanding shares.  Failure to vote will have the effect of a vote against the merger.

Sincerely,

Extended Systems Incorporated

If you have any questions, please contact:

INNISFREE M&A INCORPORATED

Shareholders Call Toll-Free:  (877) 825-8619

Banks & Brokers Call Collect:  (212) 750-5833

VOTE BY TELEPHONE OR THE INTERNET

IT'S QUICK, EASY AND IMMEDIATE!

Telephone or Internet voting authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the Vote Instruction Form.

VOTE BY PHONE

VOTE BY INTERNET

Follow the Instructions Provided

OPTION 1

Vote as the Board of Directors recommends on ALL Proposals.

OPTION 2

Choose to vote on each item separately. Follow the easy instructions.

When voting by telephone or the Internet, DO NOT mail the Vote Instruction Form.

CALL IN
FROM A TOUCH-TONE TELEPHONE...
TOLL-FREE NUMBER FOUND ON THE VOTE INSTRUCTION FORM

LOG ON
TO THE WORLD WIDE WEB...
WWW.PROXYVOTE.COM

Your vote is important. Thank you for voting.